Exhibit 10.3

First Amendment to

Employment AGREEMENT

This First Amendment to Employment Agreement (the “First Amendment”), effective as of August 10, 2015, is between Eastside Distilling, Inc., a Nevada corporation (the “Company”), and Martin Kunkel (the “Executive”).

A.                Effective February 6, 2015, the Company and the Executive entered into an Employment Agreement (the “Agreement”) pursuant to which the Executive agreed to provide certain services to the Company. The Agreement is incorporated into this First Amendment by this reference and all defined terms in the Agreement shall have the same meaning in this First Amendment.

B.                 The parties now wish to modify and amend the Agreement in accordance with this First Amendment.

The parties, each intending to be legally bound, agree as follows:

1.                  Section 1 of the Agreement shall be amended in its entirety to read as follows:

“(a)              In consideration for Executive’s performance of Executive’s duties and responsibilities with the Company, the Company shall pay to Executive, a base salary of $104,000 per annum (the “Base Salary”). Executive will be paid in bi-weekly installments pursuant to the Company’s normal payroll policies.”

2.                  This First Amendment shall be deemed a modification of the Agreement in accordance with Section 11(h) of the Agreement. Except as specifically modified hereby, the Agreement shall be deemed controlling and effective, and the parties hereby remake and confirm each of the representations and warranties of the Agreement and agree to be bound by each of its terms and conditions.

3.                  This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

The Company and the Executive have duly executed this First Amendment as of the date first above written.

EASTSIDE DISTILLING, INC.

By: /s/ Steven Earles

Name: Steven Earles

Title: CEO

MARTIN KUNKEL

/s/ Martin Kunkel

Name: Martin Kunkel

[Signature Page to First Amendment to Employment Agreement]